Exhibit 10.49

RECORD AND RETURN TO:

Cassin Cassin & Joseph LLP

711 Third Avenue, 20th Floor

New York, New York 10017

Attn:  Carol M. Joseph, Esq.

DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

MB SUGAR LAND GILLINGHAM LIMITED PARTNERSHIP, an
Illinois limited partnership, as trustor (Borrower)

to

WILLIAM D. CLEVELAND,
as trustee (“Trustee”)

for the benefit of

NOMURA CREDIT & CAPITAL, INC. ,
as beneficiary, and its successors and assigns (Lender)

THE COLLATERAL IS OR INCLUDES FIXTURES

This document serves as a fixture filing under the Uniform Commercial Code

Borrower’s Organizational Number:

Borrower’s Federal Identification No.:  20-4053426

Date:	As of March 3, 2006

Location:	Thermo Process Systems Facility
1410 Gillingham Lane
Sugar Land, Texas 77478

County:	Fort Bend

DEED OF TRUST, ASSIGNMENT OF RENTS,

SECURITY AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Mortgage”) is made as of this 3rd day of March, 2006, by MB SUGAR LAND GILLINGHAM LIMITED PARTNERSHIP, an Illinois limited partnership, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523, as mortgagor (“Borrower”), to WILLIAM D. CLEVELAND, having an address at 909 Fannin Street, Suite 200, Houston, Texas 77010, as trustee (“Trustee”), for the benefit of NOMURA CREDIT &  CAPITAL, INC., a Delaware corporation, its successors and assigns, having an address at 2 World Financial Center, Bldg. B., New York, New York 10281, as beneficiary (“Lender”).

W I T N E S S E T H:

WHEREAS, this Mortgage is given to secure a loan (the “Loan”) in the principal sum of EIGHT MILLION TWO HUNDRED ONE THOUSAND AND 00/100 DOLLARS ($8,201,000.00) advanced pursuant to that certain Loan Agreement dated as of the date hereof between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”, and evidenced by that certain Promissory Note dated the date hereof made by Borrower to Lender (such Note, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter referred to as the “Note”), which Note provides, among other things, for final payment of principal and interest thereunder, if not sooner paid or payable as provided therein, to be due on March 11, 2031;

WHEREAS, Borrower desires to secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents; and

WHEREAS, this Mortgage is that certain “Deed of Trust” or “Mortgage” as defined in the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are, subject to the limitations set forth herein, secured hereby, and each and every term and provision of the Loan Agreement and the Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Mortgage (the Loan Agreement, the Note, this Mortgage, that certain Assignment of Leases and Rents of even date herewith made by Borrower in favor of Lender (the “Assignment of Leases”) and all other documents evidencing or securing the Debt are hereinafter referred to collectively as the “Loan Documents”).

NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Mortgage:

ARTICLE 1

GRANTS OF SECURITY

Section 1.1.                                   Property Mortgaged. Borrower does hereby irrevocably mortgage, grant, bargain, pledge, assign, warrant, transfer and convey to Trustee and its successors in trust for the benefit of Lender, WITH POWER OF SALE and grant a security interest to Trustee and its successors in trust, in each case for the benefit of Lender, in the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the “Property”):

(a)                                  Land. The real property described in Exhibit A attached hereto and made a part hereof (the “Land”);

(b)                                 Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Mortgage;

(c)                                  Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);

(d)                                 Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e)                                  Equipment. All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code, now owned or hereafter acquired by Borrower, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Borrower and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that Borrower shall have any right or interest therein;

(f)                                    Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Borrower which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Borrower’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”). Notwithstanding the foregoing, “Fixtures” shall not include any property which tenants are entitled to remove pursuant to leases except to the extent that Borrower shall have any right or interest therein;

(g)                                 Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code as hereinafter defined), other than Fixtures, which are now or hereafter owned by Borrower and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the “Uniform Commercial Code”), superior in lien to the lien of this Mortgage and all proceeds and products of the above;

(h)                                 Leases and Rents. All leases, subleases or sub-subleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, sub-subleases, or other agreements entered into in connection with such leases, subleases, sub-subleases, or other agreements and every guarantee, of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) (collectively, the “Leases”) and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

(i)                                     Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property subject to the terms, provisions and conditions of the Loan Agreement;

(j)                                     Insurance Proceeds. All proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property subject to the terms, provisions and conditions of the Loan Agreement;

(k)                                  Tax Certiorari. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

(l)                                     Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

(m)                               Rights. Subject to the terms, provisions and conditions of the Loan Agreement, the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

(n)                                 Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder, in each case, to the extent assignable;

(o)                                 Trademarks. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property (excluding, however, the name “Inland” and any mark registered to The Inland Group, Inc., or any of its affiliates), in each case, to the extent assignable;

(p)                                 Accounts. All reserves, escrows, and deposit accounts maintained by Borrower with respect to the Property, including without limitation, all securities, investments, property and financial assets held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

(q)                                 Letter of Credit. All letter-of-credit rights (whether or not the letter of credit is evidenced by a writing) Borrower now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.1;

(r)                                    Tort Claims. All commercial tort claims Borrower now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.1; and

(s)                                  Other Rights. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (r) above.

AND without limiting any of the other provisions of this Mortgage, to the extent permitted by applicable law, Borrower expressly grants to Lender, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Mortgage be deemed conclusively to be real estate and mortgaged hereby.

Section 1.2.                                   Assignment of Rents. Borrower hereby absolutely and unconditionally assigns to Lender all of Borrower’s right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases and Section 7.1(h) of this Mortgage, Lender grants to Borrower a revocable license to collect, receive, use and enjoy the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

Section 1.3.                                   Security Agreement. This Mortgage is both a real property deed of trust and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Mortgage, Borrower hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment and the Personal Property and other property constituting the Property, whether now owned or hereafter acquired, to the full extent that the Fixtures, the Equipment and the Personal Property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”). THE COLLATERAL IS OR INCLUDES FIXTURES. If an Event of Default shall occur and be continuing, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place (at the Land if tangible property) reasonably acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys’ fees, incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) business days prior to such action, shall, except as otherwise provided by applicable law, constitute commercially reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. Borrower’s (Debtor’s) principal place of business is as set forth on page one hereof and the address of Lender (Secured Party) is as set forth on page one hereof.

Section 1.4.                                   Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Mortgage, and this Mortgage, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

The Borrower hereby authorizes the Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements with or without the signature of the Borrower as authorized by applicable law, as applicable to all or part of the fixtures or Personal Property. For purposes of such filings, the Borrower agrees to furnish any information requested by the Lender promptly upon request by the Lender. The Borrower also ratifies its authorization for the Lender to have filed any like initial financing statements, amendments thereto and continuation statements, if filed prior to the date of this Mortgage. The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent of the Lender, with full power of substitution, as its true and lawful attorneys- in-fact with full irrevocable power and authority in the place and stead of the Borrower or in the Borrower’s own name to execute in the Borrower’s name any documents and otherwise to carry out the purposes of this Section 1.4, to the extent that the Borrower’s authorization above is not sufficient. To the extent permitted by law, the Borrower hereby ratifies all acts said attorneys-in-fact have lawfully done in the past or shall lawfully do or cause to be done in the future by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable.

Section 1.5.                                   Pledges of Monies Held. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender or on behalf of Lender, including, without limitation, any sums deposited in the Lockbox Account (if any), the Reserve Funds and Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Mortgage or in the Loan Agreement.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto Trustee, as trustee for the benefit of Lender, and its successors and assigns, forever;

IN TRUST, WITH THE POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for in the Note, the Loan Agreement, and this Mortgage;

PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Mortgage, shall well and truly perform the Other Obligations as set forth in this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void and Lender shall promptly thereafter mark the Note “paid in full” and will, at Borrower’s sole cost and expense, release the lien of this Mortgage (and Lender agrees to make reasonable efforts to do so within thirty days following the satisfaction of the conditions herein set forth and Borrower’s written request thereafter to provide such release); provided, however, that Borrower’s obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release.

ARTICLE 2

DEBT AND OBLIGATIONS SECURED

Section 2.1.                                   Debt. This Mortgage and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the “Debt”):

(a)                                  the payment of the indebtedness evidenced by the Note in lawful money of the United States of America;

(b)                                 the payment of interest, prepayment premiums, default interest, late charges and other sums, as provided in the Note, the Loan Agreement, this Mortgage and the other Loan Documents;

(c)                                  the payment of all other moneys agreed or provided to be paid by Borrower in the Note, the Loan Agreement, this Mortgage or the other Loan Documents;

(d)                                 the payment of all sums advanced pursuant to this Mortgage to protect and preserve the Property and the lien and the security interest created hereby; and

(e)                                  the payment of all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

Section 2.2.                                   Other Obligations. This Mortgage and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the “Other Obligations”):

(a)                                  the performance of all other obligations of Borrower contained herein;

(b)                                 the performance of each obligation of Borrower contained in the Loan Agreement and any other Loan Document; and

(c)                                  the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.3.                                   Debt and Other Obligations. Borrower’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations.”

ARTICLE 3

BORROWER COVENANTS

Borrower covenants and agrees that:

Section 3.1.                                   Payment of Debt. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Mortgage.

Section 3.2.                                   Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Loan Agreement , (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

Section 3.3.                                   Insurance. Borrower shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.

Section 3.4.                                   Maintenance of Property. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered except as provided for in the Loan Agreement (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements) without the consent of Lender as provided for in the Loan Agreement. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated and shall complete and pay for any structure at any time in the process of construction or repair on the Land except as set forth in the Loan Agreement.

Section 3.5.                                   Waste. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Mortgage. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

Section 3.6.                                   Payment for Labor and Materials.

(a)                                  Subject to the terms, provisions and conditions of the Loan Agreement, Borrower will promptly pay or cause to be paid when due all bills and costs for labor, materials, and specifically fabricated materials (“Labor and Material Costs”) incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances.

(b)                                 Subject to the terms, provisions and conditions of the Loan Agreement, after prior written notice to Lender, Borrower, or any tenant of the Property pursuant to the terms of such tenant’s lease, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Loan Agreement, the Note, this Mortgage or any of the other Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Borrower and from the Property or Borrower shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) Borrower shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.

Section 3.7.                                   Performance of Other Agreements. Borrower shall observe and perform each and every term, covenant and provision to be observed or performed by Borrower pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.

Section 3.8.                                   Change of Name, Identity or Structure. Except as set forth in the Loan Agreement, Borrower shall not change Borrower’s name, identity (including its trade name or names) or, if not an individual, Borrower’s corporate, partnership or other structure without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower’s structure, without first obtaining the prior written consent of Lender which consent will not be unreasonably withheld, delayed or conditioned provided that such action is otherwise in compliance with the Loan Agreement. Borrower shall execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change reasonably required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form reasonably satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

Section 3.9.                                   Title. Borrower has good and indefeasible fee simple title to the real property comprising part of the Property and good title to the balance of such Property, free and clear of all Liens (as defined in the Loan Agreement) whatsoever except the Permitted Encumbrances (as defined in the Loan Agreement), such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. To Borrower’s actual knowledge, the Permitted Encumbrances in the aggregate do not materially adversely affect the value, operation or use of the Property of Borrower’s ability to repay the Loan. This Mortgage, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a valid, perfected first priority lien, security title and security interest on the Property, to the extent such security interests can be perfected by filing; subject only to any applicable Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. There are no claims for payment for work, labor or materials affecting the Property which are past due and are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents unless such claims for payments are being contested in accordance with the terms and conditions of this Mortgage.

Section 3.10.                             Letter of Credit Rights. If Borrower is at any time a beneficiary under a letter of credit relating to the properties, rights, titles and interests referenced in Section 1.1 of this Mortgage now or hereafter issued in favor of Borrower, Borrower shall promptly notify Lender thereof and, at the request and option of Lender, Borrower shall, pursuant to an agreement in form and substance satisfactory to Lender, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to Lender of the proceeds of any drawing under the letter of credit or (ii) arrange for the Lender to become the transferee beneficiary of the letter of credit, with Lender agreeing, in each case that the proceeds of any drawing under the letter of credit are to be applied as provided in Section 7.2 of this Mortgage.

ARTICLE 4

OBLIGATIONS AND RELIANCES

Section 4.1.                                   Relationship of Borrower and Lender. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Agreement, the Note, this Mortgage and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

Section 4.2.                                   No Reliance on Lender. The general partners, members, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender’s expertise, business acumen or advice in connection with the Property.

Section 4.3.                                   No Lender Obligations.

(a)                                  Notwithstanding the provisions of Subsections 1.1(h) and (n) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

(b)                                 By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Mortgage, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

Section 4.4.                                   Reliance. Borrower recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Mortgage and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Section 4.1 of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Mortgage in the absence of the warranties and representations as set forth in Section 4.1 of the Loan Agreement.

ARTICLE 5

FURTHER ASSURANCES

Section 5.1.                                   Recording of Mortgage, Etc. Borrower forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Mortgage, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

Section 5.2.                                   Further Acts, Etc. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage, or for complying with all Legal Requirements. Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity following an Event of Default, including without limitation such rights and remedies available to Lender pursuant to this Section 5.2. Nothing contained in this Section 5.2 shall be deemed to create an obligation on the part of Borrower to pay any costs and expenses incurred by Lender in connection with the Securitization or other sale or transfer of the Loan.

Section 5.3.                                   Changes in Tax, Debt, Credit and Documentary Stamp Laws.

(a)                                  If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender’s interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than one hundred eighty (180) days to declare the Debt immediately due and payable.

(b)                                 Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred eighty (180) days, to declare the Debt immediately due and payable.

(c)                                  If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Mortgage, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

Section 5.4.                                   Splitting of Mortgage. The provisions of Section 9.7 of the Loan Agreement are hereby incorporated by reference herein.

Section 5.5.                                   Replacement Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

ARTICLE 6

DUE ON SALE/ENCUMBRANCE

Section 6.1.                                   Lender Reliance. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its general partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower’s ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property conducted in accordance with the terms of the Loan Documents and applicable law.

Section 6.2.                                   No Sale/Encumbrance. Except as set forth in Section 5.2.13 of the Loan Agreement, Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof, including, but not limited to, a grant of an easement, restriction, covenant, reservation or right of way (except as expressly permitted in Section 5.2.13 of the Loan Agreement), or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred, unless Lender shall consent thereto in accordance with Section 6.4 hereof.

Section 6.3.                                   Sale/Encumbrance Defined. Except as permitted pursuant to the terms of Section 5.2.13 of the Loan Agreement, a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 6 shall be deemed to include, but not be limited to, (a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower’s right, title and interest in and to any Leases or any Rents; (c) the voluntary or involuntary sale, conveyance, transfer or pledge of the stock of the sole member or general partner of Borrower (or the stock of any corporation directly or indirectly controlling such sole member or general partner by operation of law or otherwise) or the creation or issuance of new stock by which an aggregate of more than ten percent (10%) of such sole member’s or general partner’s stock shall be vested in a party or parties who are not now stockholders; (d) the voluntary or involuntary sale, conveyance, transfer or pledge of any membership interest in Borrower or partnership interest in Borrower’s general partner; (e) if Borrower, any sole member or general partner of Borrower, any guarantor or any indemnitor is a limited liability company, the change, removal or resignation of a member or managing member or the transfer or pledge of the interest of any member or managing member or any profits or proceeds relating to such interest; or (f) any other transfer prohibited by the terms of the Loan Agreement.

Section 6.4.                                   Lender’s Rights. Except as set forth in the Loan Agreement, Lender reserves the right to condition the consent required hereunder upon (a) a modification of the terms hereof and of the Loan Agreement, the Note or the other Loan Documents; (b) an assumption of the Loan Agreement, the Note, this Mortgage and the other Loan Documents as so modified by the proposed transferee, subject to the provisions of Section 9.4 of the Loan Agreement; (c) payment of all of Lender’s reasonable expenses incurred in connection with such transfer including, without limitation, the cost of any third party reports, legal fees, rating agency or required legal opinions; (d) the payment of an assumption fee equal to one percent (1%) of the outstanding principal balance of the Loan; (e) the confirmation in writing by the applicable Rating Agencies that the proposed transfer will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned in connection with any Securitization; (f) intentionally deleted; (g) the proposed transferee’s continued compliance with the representations and covenants set forth in Section 4.1.30 and 5.2.12 of the Loan Agreement; (h) the delivery of evidence satisfactory to Lender that the single purpose nature and bankruptcy remoteness of Borrower following such transfers are in accordance with the then current standards of Lender and the Rating Agencies, or (i) such other conditions as Lender shall determine in its reasonable discretion to be in the interest of Lender, including, without limitation, the creditworthiness, reputation and qualifications of the transferee with respect to the Loan and the Property. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower’s sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender’s consent (to the extent such consent is required hereunder or under the Loan Agreement). This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.

ARTICLE 7

RIGHTS AND REMEDIES UPON DEFAULT

Section 7.1.                                   Remedies. Upon the occurrence and during the continuance of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

(a)                                  declare the entire unpaid Debt to be immediately due and payable;

(b)                                 institute proceedings, judicial or otherwise, for the complete foreclosure of this Mortgage under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c)                                  with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Mortgage for the balance of the Debt not then due, unimpaired and without loss of priority;

(d)                                 sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

(e)                                  institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

(f)                                    recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage or the other Loan Documents;

(g)                                 apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any guarantor, indemnitor with respect to the Loan or of any Person, liable for the payment of the Debt;

(h)                                 the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Lender may, to the extent permitted pursuant to procedures provided by applicable law, enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

(i)                                     exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment, the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Fixtures, the Equipment, the Personal Property, and (ii) request Borrower at its expense to assemble the Fixtures, the Equipment, the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Fixtures, the Equipment, the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

(j)                                     apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Mortgage or any other Loan Document to the payment of the following items in any order in its uncontrolled discretion:

(i)                                     Taxes and Other Charges;

(ii)                                  Insurance Premiums;

(iii)                               Interest on the unpaid principal balance of the Note;

(iv)                              Amortization of the unpaid principal balance of the Note;

(v)                                 All other sums payable pursuant to the Note, the Loan Agreement, this Mortgage and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Mortgage;

(k)                                  pursue such other remedies as Lender may have under applicable law;

(l)                                     apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion;

(m)                               under the power of sale granted hereunder or under applicable law, Lender or Trustee shall have the discretionary right to cause some or all of the Property, including any Personal Property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law. Any such foreclosure under the power of sale which is hereby conferred, shall be accomplished in accordance with the following provisions:

(i)                                     Public Sale. If  an Event of Default shall occur and the Debt, shall, at the option of Lender, become at once due and payable, then, without limitation to any other rights or remedies of Lender contained herein, Trustee shall be and is hereby authorized and empowered, when requested so to do by Lender after such default, to sell the Property covered hereby at public auction to the highest bidder for cash during a three-hour period designated in the notice of foreclosure between the hours of ten o’clock a.m. and four o’clock p.m. of the first Tuesday in any month, at the location within the courthouse or within a reasonable proximity of the courthouse, as may have been properly designated by the County Commissioner of such county, or if none is so designated, then at the door of the County Courthouse in the county in which the Property or any part thereof is situated, after complying with the statutes and procedures of the State of Texas governing such sales and after advertising the time, place, and terms of said sale and the property to be sold;

(ii)                                  Notice. Notice of said sale shall be posted for at least twenty-one (21) days preceding the date of sale written or printed notice thereof at the courthouse door of the county in which the sale is to be made and if the Property is located in more than one county, one notice shall be posted at the courthouse door of each county in the Property is located. In addition to such posting of notice, Lender shall at least twenty-one (21) days preceding the date of sale file a copy of such notice with the Clerk of the County in which the Property is located and shall serve written notice of the proposed sale by U.S. certified mail on Borrower and on each other debtor who, according to the records of Lender or any mortgage servicer, is obligated to pay on the Debt, if any. Lender shall disclose in any notice required hereunder that, if applicable, a mortgage servicer is acting on behalf of Lender under a servicing agreement, and shall include the address of the Lender or such servicer, if acting under an agreement, and disclose the name and address of the trustee or any substitute trustee. Service of such notice shall become complete when the notice is deposited in the U.S. certified mail, postage prepaid, and properly addressed to Borrower and such other debtors at their most recent address or addresses as shown by the records of Lender in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Borrower agrees that no notice of any sale other than as set out in this paragraph need be given by Trustee, Lender or any other person. Notwithstanding the foregoing provisions of this paragraph, notice of such sale given in accordance with the applicable laws of the State of Texas in effect at the time of such sale shall constitute sufficient notice of such sale; and

(iii)                               Lender right to bid. Lender may bid and become the purchaser of the Property at any such sale.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Mortgage shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

Section 7.2.                                   Application of Proceeds. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Mortgage or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

Section 7.3.                                   Right to Cure Defaults. Upon the occurrence and during the continuance of any Event of Default or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon action or proceeding to the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Mortgage or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Mortgage and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

Section 7.4.                                   Actions and Proceedings. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

Section 7.5.                                   Recovery of Sums Required To be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

Section 7.6.                                   Examination of Books and Records. At reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower where the books and records are located. This Section 7.6 shall apply throughout the term of the Note and without regard to whether an Event of Default has occurred or is continuing. The action contemplated by this Section 7.6 shall be at Lender’s sole cost and expense, unless an Event of Default shall be continuing, in which event such action shall be at Borrower’s sole cost and expense.

Section 7.7.                                   Other Rights, Etc.

(a)                                  The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or the other Loan Documents.

(b)                                 It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender’s possession.

(c)                                  Lender or Trustee may resort for the payment of the Debt to any other security held by Lender or Trustee in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Mortgage. The rights of Lender or Trustee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender or Trustee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 7.8.                                   Right to Release Any Portion of the Property. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Mortgage shall continue as a lien and security interest in the remaining portion of the Property.

Section 7.9.                                   Violation of Laws. If the Property is not in material compliance with Legal Requirements, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

Section 7.10.                             Recourse and Choice of Remedies. Notwithstanding any other provision of this Mortgage or the Loan Agreement, including, without limitation, Section 9.4 of the Loan Agreement, Lender and other Indemnified Parties (as hereinafter defined) are entitled to enforce the obligations of Borrower, any guarantor or indemnitor contained in Sections 9.2, 9.3 and 9.4 herein and Section 9.4 of the Loan Agreement without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower and any guarantor or indemnitor with respect to the Loan. The provisions of Sections 9.2, 9.3 and 9.4 herein and Section 9.4 of the Loan Agreement are exceptions to any non-recourse or exculpation provisions in the Loan Agreement, the Note, this Mortgage or the other Loan Documents, and Borrower and any guarantor or indemnitor with respect to the Loan are fully and personally liable for the obligations pursuant to Sections 9.2, 9.3 and 9.4 herein and Section 9.4 of the Loan Agreement. The liability of Borrower and any guarantor or indemnitor with respect to the Loan pursuant to Sections 9.2, 9.3 and 9.4 herein and Section 9.4 of the Loan Agreement is not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing or exercising any other rights and remedies pursuant to the Loan Agreement, the Note, this Mortgage and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower pursuant to Sections 9.2, 9.3 and 9.4 herein and Section 9.4 of the Loan Agreement, whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in Article 8 or Section 9.4 herein.

Section 7.11.                             Right of Entry. Upon reasonable notice to Borrower, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

Section 7.12.                             Release. Upon payment of all sums secured by this Mortgage, the Lender shall release this Mortgage. The Borrower shall pay the Lender’s reasonable costs incurred in releasing this Mortgage.

ARTICLE 8

ENVIRONMENTAL HAZARDS

Section 8.1.                                   Environmental Representations and Warranties. To the best of Borrower’s knowledge, and except as otherwise disclosed by that certain Environmental Site Assessment of the Property delivered to Lender (such report is referred to below as the “Environmental Report”), Borrower hereby represents and warrants (a) to the best of Borrower’s knowledge, based on the Environmental Report, there are no Hazardous Substances

(defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws (defined below) and with permits issued pursuant thereto and (ii) fully disclosed to Lender in writing pursuant the Environmental Report; (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Property which has not been fully remediated in accordance with Environmental Law; (c) there is no threat of any Release of Hazardous Substances migrating to the Property; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property which has not been fully remediated in accordance with Environmental Law; (e) Borrower does not know of, and has not received, any written or oral notice or other communication from any Person (including but not limited to a governmental entity) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any Person pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower’s files and records, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property.”Environmental Law” means any present and future federal, applicable state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment. Environmental Law includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any applicable state or local statutes, ordinances, rules, regulations and the like addressing similar issues:  the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. Environmental Law also includes, but is not limited to, any present and future federal, applicable state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law:  conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the Property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other Person, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property.

“Hazardous Substances” include but are not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes,

hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives, but excluding substances of kinds and in amounts ordinarily and customarily used or stored in similar properties for the purpose of cleaning or other maintenance or operations and otherwise in compliance with all Environmental Laws.

“Release” of any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

“Remediation” includes but is not limited to any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in Article 8.

Section 8.2.                                   Environmental Covenants. Borrower covenants and agrees that: (a) all uses and operations on or of the Property, whether by Borrower or any other Person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) Borrower shall not cause or permit the Release of any Hazardous Substances in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) fully disclosed to Lender in writing; (d) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other Person (the “Environmental Liens”); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 8.3 below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender made in the event that Lender has a good faith reason to believe based upon credible evidence or information that an environmental hazard exists on or affects the Property (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender made in the event that Lender has a good faith reason to believe based upon credible evidence or information that an environmental hazard exists on or affects the Property to (i) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (ii) comply with any Environmental Law; (iii) comply with any directive from any governmental authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Borrower shall not do or knowingly allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any Person (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Borrower shall immediately notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any written or oral notice or other communication of which Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any Person pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Article 8.

Section 8.3.                                   Lender’s Rights. In the event that Lender has a good faith reason to believe based upon credible evidence or information that an environmental hazard exists on the Property, upon reasonable notice from Lender, Borrower shall, at Borrower’s expense, promptly cause an engineer or consultant satisfactory to Lender to conduct any environmental assessment or audit (the scope of which shall be determined in Lender’s sole and absolute discretion) and take any samples of soil, groundwater or other water, air, or building materials or any other invasive testing requested by Lender and promptly deliver the results of any such assessment, audit, sampling or other testing; provided, however, if such results are not delivered to Lender within a reasonable period, upon reasonable notice to Borrower, Lender and any other Person designated by Lender, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender’s sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and reasonably conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such Person designated by Lender.

ARTICLE 9

INDEMNIFICATIONS

Section 9.1.                                   GENERAL INDEMNIFICATION. BORROWER SHALL, AT ITS SOLE COST AND EXPENSE, PROTECT, DEFEND, INDEMNIFY, RELEASE AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL CLAIMS, SUITS, LIABILITIES (INCLUDING, WITHOUT LIMITATION, STRICT LIABILITIES), ACTIONS, PROCEEDINGS, OBLIGATIONS, DEBTS, DAMAGES, LOSSES, COSTS, EXPENSES, DIMINUTIONS IN VALUE, FINES, PENALTIES, CHARGES, FEES, EXPENSES, JUDGMENTS, AWARDS, AMOUNTS PAID IN SETTLEMENT, PUNITIVE DAMAGES, FORESEEABLE AND

UNFORESEEABLE CONSEQUENTIAL DAMAGES, OF WHATEVER KIND OR NATURE (INCLUDING BUT NOT LIMITED TO REASONABLE ATTORNEYS’ FEES AND OTHER COSTS OF DEFENSE) (COLLECTIVELY, THE “LOSSES”) IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED PARTIES AND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO ANY ONE OR MORE OF THE FOLLOWING: (A) OWNERSHIP OF THIS MORTGAGE, THE PROPERTY OR ANY INTEREST THEREIN OR RECEIPT OF ANY RENTS; (B) ANY AMENDMENT TO, OR RESTRUCTURING OF, THE DEBT, AND THE NOTE, THE LOAN AGREEMENT, THIS MORTGAGE, OR ANY OTHER LOAN DOCUMENTS; (C) ANY AND ALL LAWFUL ACTION THAT MAY BE TAKEN BY LENDER IN CONNECTION WITH THE ENFORCEMENT OF THE PROVISIONS OF THIS MORTGAGE OR THE LOAN AGREEMENT OR THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER OR NOT SUIT IS FILED IN CONNECTION WITH SAME, OR IN CONNECTION WITH BORROWER, ANY GUARANTOR OR INDEMNITOR AND/OR ANY PARTNER, JOINT VENTURER OR SHAREHOLDER THEREOF BECOMING A PARTY TO A VOLUNTARY OR INVOLUNTARY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDING; (D) ANY ACCIDENT, INJURY TO OR DEATH OF PERSONS OR LOSS OF OR DAMAGE TO PROPERTY OCCURRING IN, ON OR ABOUT THE PROPERTY OR ANY PART THEREOF OR ON THE ADJOINING SIDEWALKS, CURBS, ADJACENT PROPERTY OR ADJACENT PARKING AREAS, STREETS OR WAYS; (E) PERFORMANCE OF ANY LABOR OR SERVICES OR THE FURNISHING OF ANY MATERIALS OR OTHER PROPERTY IN RESPECT OF THE PROPERTY OR ANY PART THEREOF; (F) THE FAILURE OF ANY PERSON TO FILE TIMELY WITH THE INTERNAL REVENUE SERVICE AN ACCURATE FORM 1099-B, STATEMENT FOR RECIPIENTS OF PROCEEDS FROM REAL ESTATE, BROKER AND BARTER EXCHANGE TRANSACTIONS, WHICH MAY BE REQUIRED IN CONNECTION WITH THIS MORTGAGE, OR TO SUPPLY A COPY THEREOF IN A TIMELY FASHION TO THE RECIPIENT OF THE PROCEEDS OF THE TRANSACTION IN CONNECTION WITH WHICH THIS MORTGAGE IS MADE; (G) ANY FAILURE OF THE PROPERTY TO BE IN COMPLIANCE WITH ANY LEGAL REQUIREMENTS; (H) THE ENFORCEMENT BY ANY INDEMNIFIED PARTY OF THE PROVISIONS OF THIS ARTICLE 9; (I) ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST LENDER BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS, OR AGREEMENTS CONTAINED IN ANY LEASE; (J) THE PAYMENT OF ANY COMMISSION, CHARGE OR BROKERAGE FEE TO ANYONE CLAIMING THROUGH BORROWER WHICH MAY BE PAYABLE IN CONNECTION WITH THE FUNDING OF THE LOAN; OR (K) ANY MISREPRESENTATION MADE BY BORROWER IN THIS MORTGAGE OR ANY OTHER LOAN DOCUMENT. NOTWITHSTANDING THE FOREGOING, BORROWER SHALL NOT BE LIABLE TO THE INDEMNIFIED PARTIES UNDER THIS SECTION 9.1 FOR ANY LOSSES TO WHICH THE INDEMNIFIED PARTIES MAY BECOME SUBJECT TO THE EXTENT SUCH LOSSES ARISE BY REASON OF THE GROSS NEGLIGENCE, ILLEGAL ACTS, FRAUD OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTIES OR

LOSSES RESULTING FROM ACTS OR OMISSIONS ARISING AFTER A COMPLETED FORECLOSURE OF THE PROPERTY OR ACCEPTANCE BY LENDER OF A DEED IN LIEU OF FORECLOSURE. ANY AMOUNTS PAYABLE TO LENDER BY REASON OF THE APPLICATION OF THIS SECTION 9.1 SHALL BECOME IMMEDIATELY DUE AND PAYABLE AND SHALL BEAR INTEREST AT THE DEFAULT RATE FROM THE DATE LOSS OR DAMAGE IS SUSTAINED BY LENDER UNTIL PAID. FOR PURPOSES OF THIS ARTICLE 9, THE TERM “INDEMNIFIED PARTIES” MEANS LENDER AND ANY PERSON WHO IS OR WILL HAVE BEEN INVOLVED IN THE ORIGINATION OF THE LOAN, ANY PERSON WHO IS OR WILL HAVE BEEN INVOLVED IN THE SERVICING OF THE LOAN SECURED HEREBY, ANY PERSON IN WHOSE NAME THE ENCUMBRANCE CREATED BY THIS MORTGAGE IS OR WILL HAVE BEEN RECORDED, PERSONS AND ENTITIES WHO MAY HOLD OR ACQUIRE OR WILL HAVE HELD A FULL OR PARTIAL INTEREST IN THE LOAN SECURED HEREBY (INCLUDING, BUT NOT LIMITED TO, INVESTORS OR PROSPECTIVE INVESTORS IN THE SECURITIES, AS WELL AS CUSTODIANS, TRUSTEES AND OTHER FIDUCIARIES WHO HOLD OR HAVE HELD A FULL OR PARTIAL INTEREST IN THE LOAN SECURED HEREBY FOR THE BENEFIT OF THIRD PARTIES) AS WELL AS THE RESPECTIVE DIRECTORS, OFFICERS, SHAREHOLDERS, PARTNERS, EMPLOYEES, AGENTS, SERVANTS, REPRESENTATIVES, CONTRACTORS, SUBCONTRACTORS, AFFILIATES, SUBSIDIARIES, PARTICIPANTS, SUCCESSORS AND ASSIGNS OF ANY AND ALL OF THE FOREGOING (INCLUDING BUT NOT LIMITED TO ANY OTHER PERSON WHO HOLDS OR ACQUIRES OR WILL HAVE HELD A PARTICIPATION OR OTHER FULL OR PARTIAL INTEREST IN THE LOAN, WHETHER DURING THE TERM OF THE LOAN OR AS A PART OF OR FOLLOWING A FORECLOSURE OF THE LOAN AND INCLUDING, BUT NOT LIMITED TO, ANY SUCCESSORS BY MERGER, CONSOLIDATION OR ACQUISITION OF ALL OR A SUBSTANTIAL PORTION OF LENDER’S ASSETS AND BUSINESS).

Section 9.2.                                   MORTGAGE AND/OR INTANGIBLE TAX. BORROWER SHALL, AT ITS SOLE COST AND EXPENSE, PROTECT, DEFEND, INDEMNIFY, RELEASE AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED PARTIES AND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO ANY TAX ON THE MAKING AND/OR RECORDING OF THIS MORTGAGE, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, BUT EXCLUDING ANY INCOME, FRANCHISE OR OTHER SIMILAR TAXES. BORROWER HEREBY AGREES THAT, IN THE EVENT THAT IT IS DETERMINED THAT ANY DOCUMENTARY STAMP TAXES OR INTANGIBLE PERSONAL PROPERTY TAXES ARE DUE HEREON OR ON ANY MORTGAGE OR PROMISSORY NOTE EXECUTED IN CONNECTION HEREWITH (INCLUDING, WITHOUT LIMITATION, THE NOTE), BORROWER SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNIFIED PARTIES FOR ALL SUCH DOCUMENTARY STAMP AND/OR INTANGIBLE TAXES, INCLUDING ALL PENALTIES AND INTEREST ASSESSED OR CHARGED IN CONNECTION THEREWITH.

Section 9.3.                                   ERISA INDEMNIFICATION. BORROWER SHALL, AT ITS SOLE COST AND EXPENSE, PROTECT, DEFEND, INDEMNIFY, RELEASE AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND COSTS INCURRED IN THE INVESTIGATION, DEFENSE, AND SETTLEMENT OF LOSSES INCURRED IN CORRECTING ANY PROHIBITED TRANSACTION OR IN THE SALE OF A PROHIBITED LOAN, AND IN OBTAINING ANY INDIVIDUAL PROHIBITED TRANSACTION EXEMPTION UNDER ERISA THAT MAY BE REQUIRED, IN LENDER’S SOLE DISCRETION) THAT LENDER MAY INCUR, DIRECTLY OR INDIRECTLY, AS A RESULT OF A DEFAULT UNDER SECTIONS 4.1.9 OR 5.2.12 OF THE LOAN AGREEMENT.

Section 9.4.                                   ENVIRONMENTAL INDEMNIFICATION. BORROWER SHALL, AT ITS SOLE COST AND EXPENSE, PROTECT, DEFEND, INDEMNIFY, RELEASE AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES AND COSTS OF REMEDIATION (WHETHER OR NOT PERFORMED VOLUNTARILY), ENGINEERS’ FEES, ENVIRONMENTAL CONSULTANTS’ FEES, AND COSTS OF INVESTIGATION (INCLUDING BUT NOT LIMITED TO SAMPLING, TESTING, AND ANALYSIS OF SOIL, WATER, AIR, BUILDING MATERIALS AND OTHER MATERIALS AND SUBSTANCES WHETHER SOLID, LIQUID OR GAS) IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST ANY INDEMNIFIED PARTIES, AND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO ANY ONE OR MORE OF THE FOLLOWING: (A) ANY PRESENCE OF ANY HAZARDOUS SUBSTANCES IN, ON, ABOVE, OR UNDER THE PROPERTY; (B) ANY PAST, PRESENT OR THREATENED RELEASE OF HAZARDOUS SUBSTANCES IN, ON, ABOVE, UNDER OR FROM THE PROPERTY; (C) ANY ACTIVITY BY BORROWER, ANY PERSON AFFILIATED WITH BORROWER OR ANY TENANT OR OTHER USER OF THE PROPERTY IN CONNECTION WITH ANY ACTUAL, PROPOSED OR THREATENED USE, TREATMENT, STORAGE, HOLDING, EXISTENCE, DISPOSITION OR OTHER RELEASE, GENERATION, PRODUCTION, MANUFACTURING, PROCESSING, REFINING, CONTROL, MANAGEMENT, ABATEMENT, REMOVAL, HANDLING, TRANSFER OR TRANSPORTATION TO OR FROM THE PROPERTY OF ANY HAZARDOUS SUBSTANCES AT ANY TIME LOCATED IN, UNDER, ON OR ABOVE THE PROPERTY; (D) ANY ACTIVITY BY BORROWER, ANY PERSON AFFILIATED WITH BORROWER OR ANY TENANT OR OTHER USER OF THE PROPERTY IN CONNECTION WITH ANY ACTUAL OR PROPOSED REMEDIATION OF ANY HAZARDOUS SUBSTANCES AT ANY TIME LOCATED IN, UNDER, ON OR ABOVE THE PROPERTY, WHETHER OR NOT SUCH REMEDIATION IS VOLUNTARY OR PURSUANT TO COURT OR ADMINISTRATIVE ORDER, INCLUDING BUT NOT LIMITED TO ANY REMOVAL, REMEDIAL OR CORRECTIVE ACTION; (E) ANY PAST OR PRESENT NON-COMPLIANCE OR VIOLATIONS OF ANY ENVIRONMENTAL LAWS (OR PERMITS ISSUED PURSUANT TO ANY ENVIRONMENTAL LAW) IN CONNECTION WITH THE PROPERTY OR OPERATIONS THEREON, INCLUDING BUT NOT LIMITED TO ANY FAILURE BY BORROWER, ANY AFFILIATE OF BORROWER OR ANY TENANT OR OTHER USER OF THE PROPERTY TO COMPLY WITH ANY ORDER OF ANY

GOVERNMENTAL AUTHORITY IN CONNECTION WITH ANY ENVIRONMENTAL LAWS; (F) THE IMPOSITION, RECORDING OR FILING OF ANY ENVIRONMENTAL LIEN ENCUMBERING THE PROPERTY; (G) ANY ADMINISTRATIVE PROCESSES OR PROCEEDINGS OR JUDICIAL PROCEEDINGS IN ANY WAY CONNECTED WITH ANY MATTER ADDRESSED IN ARTICLE 8 AND THIS SECTION 9.4; (H) ANY PAST, PRESENT OR THREATENED INJURY TO, DESTRUCTION OF OR LOSS OF NATURAL RESOURCES IN ANY WAY CONNECTED WITH THE PROPERTY, INCLUDING BUT NOT LIMITED TO COSTS TO INVESTIGATE AND ASSESS SUCH INJURY, DESTRUCTION OR LOSS; (I) ANY ACTS OF BORROWER OR OTHER USERS OF THE PROPERTY IN ARRANGING FOR DISPOSAL OR TREATMENT, OR ARRANGING WITH A TRANSPORTER FOR TRANSPORT FOR DISPOSAL OR TREATMENT, OF HAZARDOUS SUBSTANCES OWNED OR POSSESSED BY SUCH BORROWER OR OTHER USERS, AT ANY FACILITY OR INCINERATION VESSEL OWNED OR OPERATED BY ANOTHER PERSON AND CONTAINING SUCH OR ANY SIMILAR HAZARDOUS SUBSTANCE; (J) ANY ACTS OF BORROWER OR OTHER USERS OF THE PROPERTY, IN ACCEPTING ANY HAZARDOUS SUBSTANCES FOR TRANSPORT TO DISPOSAL OR TREATMENT FACILITIES, INCINERATION VESSELS OR SITES SELECTED BY BORROWER OR SUCH OTHER USERS, FROM WHICH THERE IS A RELEASE, OR A THREATENED RELEASE OF ANY HAZARDOUS SUBSTANCE WHICH CAUSES THE INCURRENCE OF COSTS FOR REMEDIATION; (K) ANY PERSONAL INJURY, WRONGFUL DEATH, OR PROPERTY DAMAGE ARISING UNDER ANY STATUTORY OR COMMON LAW OR TORT LAW THEORY, INCLUDING BUT NOT LIMITED TO DAMAGES ASSESSED FOR THE MAINTENANCE OF A PRIVATE OR PUBLIC NUISANCE OR FOR THE CONDUCTING OF AN ABNORMALLY DANGEROUS ACTIVITY ON OR NEAR THE PROPERTY; AND (1) ANY MISREPRESENTATION OR INACCURACY IN ANY REPRESENTATION OR WARRANTY OR MATERIAL BREACH OR FAILURE TO PERFORM ANY COVENANTS OR OTHER OBLIGATIONS PURSUANT TO ARTICLE 8. NOTWITHSTANDING THE FOREGOING, BORROWER SHALL NOT BE LIABLE UNDER THIS SECTION 9.4 FOR ANY LOSSES OR COSTS OF REMEDIATION TO WHICH THE INDEMNIFIED PARTIES MAY BECOME SUBJECT TO THE EXTENT SUCH LOSSES OR COSTS OF REMEDIATION ARISE BY REASON OF THE GROSS NEGLIGENCE, ILLEGAL ACTS, FRAUD OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTIES OR LOSSES RESULTING FROM ACTS OR OMISSIONS ARISING AFTER A COMPLETED FORECLOSURE OF THE PROPERTY OR ACCEPTANCE BY LENDER OF A DEED IN LIEU OF FORECLOSURE. THIS INDEMNITY SHALL SURVIVE ANY TERMINATION, SATISFACTION OR FORECLOSURE OF THIS MORTGAGE, SUBJECT TO THE PROVISIONS OF SECTION 10.5.

Section 9.5.                                   Duty to Defend; Attorneys’ Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Borrower and any Indemnified Party and Borrower and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to Borrower, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without Borrower’s consent, which consent shall not be unreasonably withheld. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

ARTICLE 10

WAIVERS

Section 10.1.                             Waiver of Counterclaim. To the extent permitted by applicable law, Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Mortgage, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.

Section 10.2.                             Marshalling and Other Matters. To the fullest extent permitted by applicable law, Borrower hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

Section 10.3.                             Waiver of Notice. To the extent permitted by applicable law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Lender or Trustee to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower.

Section 10.4.                             Waiver of Statute of Limitations. To the extent permitted by applicable law, Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

Section 10.5.                             Survival. The indemnifications made pursuant to Sections 9.3 and 9.4 herein and the representations and warranties, covenants, and other obligations arising under Article 8, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by:  any satisfaction or other termination of this Mortgage, any assignment or other transfer of all or any portion of this Mortgage or Lender’s interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender’s rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Mortgage, the Loan Agreement, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto. Notwithstanding anything to the contrary contained in this Mortgage or the other Loan Documents, Borrower shall not have any obligations or liabilities under the indemnification under Section 9.4 herein or other indemnifications with respect to Hazardous Substances contained in the other Loan Documents with respect to those obligations and liabilities that Borrower can prove arose solely from Hazardous Substances that (i) were not present on or a threat to the Property prior to the date that Lender or its nominee acquired title to the Property, whether by foreclosure, exercise by power of sale, acceptance of a deed-in-lieu of foreclosure or otherwise and (ii) were not the result of any act or negligence of Borrower or any of Borrower’s affiliates, agents or contractors.

ARTICLE 11

EXCULPATION

The provisions of Section 9.4 of the Loan Agreement are hereby incorporated by reference into this Mortgage to the same extent and with the same force as if fully set forth herein.

ARTICLE 12

NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 13

APPLICABLE LAW

Section 13.1.                             GOVERNING LAW. THIS MORTGAGE SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED.

Section 13.2.                             Usury Laws. Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

Section 13.3.                             Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Mortgage may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Mortgage or any application thereof shall be invalid or unenforceable, the remainder of this Mortgage and any other application of the term shall not be affected thereby.

ARTICLE 14

DEFINITIONS

All capitalized terms not defined herein shall the respective meanings set forth in the Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Lender” shall mean “Lender and any subsequent holder of the Note,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Mortgage,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

ARTICLE 15

MISCELLANEOUS PROVISIONS

Section 15.1.                             No Oral Change. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 15.2.                             Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

Section 15.3.                             Inapplicable Provisions. If any term, covenant or condition of the Loan Agreement, the Note or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Mortgage shall be construed without such provision.

Section 15.4.                             Headings, Etc. The headings and captions of various Sections of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 15.5.                             Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 15.6.                             Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower’s obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

Section 15.7.                             Entire Agreement. The Note, the Loan Agreement, this Mortgage and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Mortgage and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Mortgage and the other Loan Documents.

Section 15.8.                             Limitation on Lender’s Responsibility. No provision of this Mortgage shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession.”

ARTICLE 16

CONCERNING THE TRUSTEE

Section 16.1.                             No Required Action. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Lender and, if Lender so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Lender.

Section 16.2.                             Certain Rights. With the approval of Lender, Trustee shall have the right to take any and all of the following actions:  (i) to select, employ, and consult with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys in accordance with the terms of this Mortgage and applicable law, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee (and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith), and (iv) any and all other lawful action that Lender may instruct Trustee to take to protect or enforce Lender’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered. Borrower will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee’s duties.

Section 16.3.                             Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

Section 16.4.                             Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing or verbally to Lender. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason, Lender shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Lender shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Lender, and if such Lender be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Borrower hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Mortgage or applicable law. The Lender may appoint or authorize a mortgage servicer to appoint a substitute trustee, such appointment or authorization to be made by power of attorney, corporate resolution or other written instrument. A mortgage servicer may authorize an attorney to appoint a substitute trustee or substitute trustees on behalf of Beneficiary. The name and street address of such trustee or substitute trustee shall be disclosed on the notice of sale required by Section 51.002 of the Texas Property Code.

Section 16.5.                             Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

Section 16.6.                             Succession Instruments. Any substitute Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee’s place.

Section 16.7.                             No Representation by Trustee. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee (on its own behalf or on behalf of Lender) pursuant to the Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Lender shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee, either on its own behalf or on behalf of Lender.

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IN WITNESS WHEREOF, THIS MORTGAGE has been executed by Borrower the day and year first above written.

BORROWER:

MB SUGAR LAND GILLINGHAM LIMITED
PARTNERSHIP, an Illinois limited partnership

By:	MB SUGAR LAND GILLINGHAM GP,
L.L.C., a Delaware limited liability company,
Its General Partner

	By:	MINTO BUILDERS (FLORIDA), INC.,
a Florida corporation, Its Sole Member

		By:	/s/ Debra A. Palmer
		Name:	Debra A. Palmer
		Title:	Assistant Secretary

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
: ss.:
COUNTY OF DUPAGE	)

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared                                                            , in his/her capacity as                                                of MINTO BUILDERS (FLORIDA), INC., a Florida corporation, the Sole Member on behalf of MB SUGAR LAND GILLINGHAM GP, L.L.C., a Delaware limited liability company, the General Partner of behalf of MB SUGAR LAND GILLINGHAM LIMITED PARTNERSHIP, an Illinois limited partnership, known to me to be the person whose name is subscribed to the foregoing instrument, and, being by me first duly sworn, declared and acknowledged to me under oath that he/she executed the same for the purposes and consideration therein expressed and in the capacity therein stated, as the act and deed of said limited partnership on behalf of the limited partnership.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this               day of March, 2006.

Notary Public in and for
County, State of

EXHIBIT A

LEGAL DESCRIPTION